                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (As Permitted By Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                             ACMAT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3)  Filing Party:

        ------------------------------------------------------------------------

     4)  Date Filed:

        ------------------------------------------------------------------------

[ACMAT LOGO]

                                233 MAIN STREET
                           NEW BRITAIN, CT 06050-2350

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS OF
                               ACMAT CORPORATION

                                   TO BE HELD
                                 JUNE 26, 2003

To the ACMAT Stockholders:

     The Annual Meeting of Stockholders of ACMAT CORPORATION will be held at ACMAT's headquarters, 233 Main Street, New Britain, CT, on June 26, 2003, at 12:00 P.M., for the following purposes:

     1. To elect six directors for the ensuing year;

     2. To ratify the appointment of KPMG LLP as auditors of the books and accounts of the Company for the current fiscal year; and

     3. To transact such other business as may properly come before the meeting.

     Only stockholders of record at the close of business on April 25, 2003 will be entitled to notice of and to vote at this meeting.

     We hope that as many stockholders as possible will attend the Annual Meeting in person. Management will be present to answer any questions you may have with respect to the operations of the Company. We would appreciate it if you would complete, date, sign and return the enclosed proxy. A self-addressed envelope is enclosed for your convenience in returning the proxy to us.

                                          /s/ Henry W. Nozko, Jr.
                                          HENRY W. NOZKO, JR.
May 2, 2003                               Chairman of the Board and President

                               ACMAT CORPORATION
                  233 MAIN STREET, NEW BRITAIN, CT 06050-2350
                                 (860) 229-9000

                                PROXY STATEMENT

     The enclosed proxy is solicited by the Board of Directors of ACMAT CORPORATION (sometimes referred to as "ACMAT", the "Company" or the "Corporation") for use at the Annual Meeting of Stockholders of the Company to be held on June 26, 2003, at 12:00 P.M., at ACMAT's headquarters, 233 Main Street, New Britain, CT, for the purposes set forth in the accompanying Notice of Annual Meeting. Any stockholder giving a proxy has the power to revoke it at any time prior to its exercise by giving written notice of its revocation to the Secretary of the Company, delivering a proxy bearing a later date or attending the Annual Meeting and voting in person.

  Outstanding Shares and Voting Rights

     On April 21, 2003, there were outstanding 553,355 shares of Common Stock and 1,827,019 shares of Class A Stock of the Company. Each share of Common Stock is entitled to one vote and each share of Class A Stock is entitled to 1/10 vote. Only stockholders of record at the close of business on April 25, 2003 will be entitled to vote at the Annual Meeting. These proxy materials will be mailed to stockholders on or about May 7, 2003.

  Security Ownership of Certain Beneficial Owners and Management:

     As of April 21, 2003, no person was known to the Company to be the beneficial owner of more than five percent of its outstanding shares of Common Stock or Class A Stock except as set forth in the following table which also shows, as of that date, the total number of shares of each class of stock of the Company beneficially owned, and the percent of the outstanding class of stock so owned, by each director, and by all directors and officers of the Company, as a group:

                                                                          PERCENTAGE       PERCENTAGE
                                    CLASS OF     NUMBER OF SHARES          OF CLASS         OF TOTAL
         BENEFICIAL OWNER            STOCK     BENEFICIALLY OWNED(1)      OUTSTANDING   VOTING POWER(15)
         ----------------           --------   ---------------------      -----------   ----------------
Victoria C. Nozko.................  Common            321,280               58.11%           44.81%
                                    Class A            67,000(3)              3.74
Henry W. Nozko, Jr................  Common            228,099(2)(4)          37.84           31.77
                                    Class A           229,174(2)(5)          12.24
John C. Creasy....................  Class A            26,500(6)              1.49             .36
Arthur R. Moore...................  Class A            11,500(7)               .65             .16
Henry W. Nozko III................  Common              8,100                 1.47            1.57
                                    Class A            33,650(8)              1.90
Franklin Resources, Inc...........  Class A           443,500(9)             25.27            6.09
Third Avenue Management...........  Class A           200,678(10)            11.43            2.76
First Manhattan Co................  Class A           165,513(11)             9.43            2.27
Robotti & Company, Inc............  Class A           125,990(12)             7.18            1.73
Vanguard Group, Inc...............  Class A           114,450(13)             6.52            1.57
All Directors and Officers (7
  persons) As a Group.............  Common            507,479(14)            91.79           71.91
                                    Class A           162,740(14)             9.27

---------------
 (1) The person listed has the sole power to vote the shares of Common Stock and Class A Stock listed above as beneficially owned by such person and has sole investment power with respect to such shares.

 (2) Does not include 400 shares of Class A Stock and 8,100 shares of Common Stock held by his wife, Gloria C. Nozko.

 (3) Includes options to purchase 35,000 shares of Class A Stock.

 (4) Includes options to purchase 50,000 shares of Common Stock.

 (5) Includes options to purchase 116,500 shares of Class A Stock.

 (6) Includes options to purchase 26,500 shares of Class A Stock.

 (7) Includes option to purchase 11,500 shares of Class A Stock.

 (8) Includes options to purchase 20,000 shares of Class A Stock.

 (9) Address of Franklin Resources, Inc. is 777 Mariners Island Blvd. San Mateo, CA 94404.

(10) Address of Third Avenue Management LLC is 767 Third Avenue, New York, NY 10017-2023.

(11) Address of First Manhattan Co. is 437 Madison Avenue, New York, NY 10022.

(12) Address of Robotti & Company, Inc. is 52 Vanderbilt Avenue, Suite 503, New York, NY 10017.

(13) Address of Vanguard Group, Inc. is 100 Vanguard Blvd. Malvern, PA 19355.

(14) Excludes options to purchase shares of Common and Class A Stock.

(15) Based upon one vote for each share of Common Stock and one-tenth vote for each share of Class A Stock.

                           1.  ELECTION OF DIRECTORS

     The first purpose of the meeting is to elect a Board of Directors, six in number, for a term of one year and until their successors shall be elected and qualify in their stead. It is the intention of the persons named in the proxy to vote, unless otherwise instructed, the proxies for the election as directors of the six nominees listed below. Five of the nominees are presently directors of the Company previously elected by stockholders. In the event that any nominee should be unwilling or unable to serve as director (which is not now anticipated) the persons named as proxies reserve full discretion to vote for such other person as may be nominated by the Board of Directors.

     The following table shows for each director (a) his or her age, (b) the year in which the director first served as a director of the Company, (c) position with the Company and business experience during the past five years, including principal occupation, (d) his or her committee assignments, and (e) his or her other directorships. Each director is elected for a term of one year and until his or her successor shall be elected.

                                        DIRECTOR   POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE DURING
              NAME                AGE    SINCE              LAST FIVE YEARS, INCLUDING OCCUPATION
              ----                ---   --------   --------------------------------------------------------
Henry W. Nozko, Jr.(1)..........  56      1971     President, Chief Executive Officer, Treasurer, Director
                                                   and Chairman of the Board of the Company. President,
                                                   Chief Executive Officer, Treasurer, Director and
                                                   Chairman of the Board of United Coastal Insurance
                                                   Company, ACSTAR Holdings, Inc., ACSTAR Insurance
                                                   Company.
Victoria C. Nozko(1)............  84      1982     Housewife during past five years.
John C. Creasy..................  83      1987     Retired Chief Executive Officer of Danbury Hospital,
                                                   Member, Board of United Coastal Insurance Company.
                                                   Member of the Compensation Committee and Audit
                                                   Committee.
Arthur R. Moore.................  69      1999     Former General President of Sheet Metal Workers'
                                                   International Association. Member of the Audit
                                                   Committee.

                                        DIRECTOR   POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE DURING
              NAME                AGE    SINCE              LAST FIVE YEARS, INCLUDING OCCUPATION
              ----                ---   --------   --------------------------------------------------------
Henry W. Nozko III(1)...........  25      2003     Construction Manager of the Company and an Underwriting
                                                   Manager of ACSTAR and United Coastal Insurance
                                                   Companies. Member, Board of United Coastal Insurance
                                                   Company.
Andrew M. Sullivan..............  60        --     Retired Partner of KPMG LLP. Director and Finance
                                                   Committee Chairman of Connecticut Resources Recovery
                                                   Authority since June 2002. Trustee and Investment
                                                   Committee Chairman of Mark Twain House since November
                                                   1997.

---------------
(1) Mrs. Victoria C. Nozko is the mother of Mr. Henry W. Nozko, Jr. Mr. Henry W. Nozko III is the son of Mr. Henry W. Nozko, Jr. and the grandson of Mrs. Victoria C. Nozko.

  Committees and Meetings

     The Board of Directors of the Company held 5 meetings during 2002. The Company has two committees of its Board of Directors -- a Compensation Committee and an Audit Committee. During 2002 the Audit Committee and the Compensation Committee each held one meeting. The Audit Committee considers and reviews all matters arising in connection with external audit reports, auditors' management reports and related matters. The Compensation Committee reviews the compensation of all officers of the Company. The Company does not have a nominating committee.

                     REMUNERATION OF OFFICERS AND DIRECTORS

     The following table provides certain summary information regarding compensation of the Company's Chief Executive Officer and each of the most highly compensated executive officers of the Company for the periods indicated.

                                                                      LONG-TERM
                                                                     COMPENSATION
                                                                     ------------
                                         ANNUAL COMPENSATION           CLASS A
                                    ------------------------------      STOCK          ALL OTHER
NAME AND PRINCIPAL POSITION  YEAR    SALARY    BONUS(A)   OTHER(B)     OPTIONS      COMPENSATION(C)
---------------------------  ----    ------    --------   --------     -------      ---------------
Henry W. Nozko, Jr. ......   2002   $371,925   $135,000   $365,233      65,500          $11,562
Chairman, President          2001   $337,833         --         --          --          $ 8,633
and Chief Executive Officer  2000   $332,000   $150,000         --      10,000          $10,432

Michael P. Cifone.........   2002   $176,347   $135,000         --      40,000          $11,562
Senior Vice President        2001   $160,333         --         --          --          $ 8,633
and Chief Financial Officer  2000   $154,500   $100,000         --      10,000          $10,432

Robert H. Frazer, Esq. ...   2002   $151,314   $ 25,000         --      20,000          $ 9,824
Vice President, Secretary    2001   $115,185         --         --          --          $ 4,987
and General Counsel          2000   $136,069         --         --          --          $ 6,648

---------------
(A) Represents a bonus earned in a reporting year and paid in the subsequent year. Individual discretionary bonuses are paid to various officers and employees.

(B) Does not include the aggregate amount of perquisites and other personal benefits, which was less than the lesser of $50,000 or 10% of the total salary and bonus reported. Henry W. Nozko, Jr. was paid $365,233 for unused vacation time which was payable only from the proceeds of the life insurance policies owned by the Company on Henry W. Nozko, Sr.

(C) The amounts shown in this column represent contributions made by the Company to the Company's 401(K) Plan. All nonunion employees employed on a full time or part time salaried basis are eligible to participate on the first day of January or July after twelve consecutive months of employment. The Company contributes amounts, as determined by the Board of Directors, to be allocated among the participants according to a formula based upon the employee's years of service and compensation. A participant becomes vested at the rate of 20% per year commencing after two years of service.

     Directors who are not employees of the Company are paid an annual fee of $4,000.

     The following table provides information on options during 2002 by the named Executive Officers and the value of their unexercised options at December 31, 2002.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END 2002 OPTION VALUES

                                                                                  VALUE OF UNEXERCISED
                                                     NUMBER OF UNEXERCISED        IN-THE-MONEY OPTIONS
                                                    OPTIONS AT 12/31/02(1)           AT 12/31/02(2)
                                                   -------------------------    -------------------------
NAME                                               EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
----                                               -------------------------    -------------------------
Henry W. Nozko, Jr.
  -- ACMAT Class A Stock Options.................        71,500/45,000                 $71,500/-0-
  -- ACMAT Common Stock Options..................        50,000/--                     $    -0-/--
Michael P. Cifone
  -- ACMAT Class A Stock Options.................        24,000/36,000                 $35,000/-0-
Robert H. Frazer
  -- ACMAT Class A Stock Options.................        37,000/18,000                 $61,250/-0-

---------------
(1) Represents the number of options held at year end.

(2) Represents the total gain that would have been realized if all options for which the year-end stock price was greater than the exercise price were exercised on the last day of the year.

            REPORT OF THE BOARD OF DIRECTORS COMPENSATION COMMITTEE

     The Compensation Committee of the Board of Directors is composed of a non-employee director. The Committee makes recommendations to the Board of Directors as to policies which govern both annual compensation and stock ownership programs for the Chief Executive Officer and certain other executive officers. Each year, salaries are determined and awards are made, if warranted, based upon the Company's performance.

     The Committee annually evaluates the Company's performance, executive compensation and incentive programs compared with our industry and with a broader group of companies.

     The Company's compensation programs are designed to reward executives for long-term strategic management and the enhancement of shareholder value, and are leveraged on the basis of performance in terms of both cash compensation and incentive plans, paying more with good performance and less when it is below standard. The Chief Executive Officer received a salary increase of 15% during 2002 reflective of his new duties.

     During 2003, the Compensation Committee will continue to carefully consider executive compensation in relation to the Company's performance compared to that of industry performance levels.

     The Company has no formal employment agreements.

        COMPENSATION COMMITTEE:

           John Creasy

                REPORT OF THE BOARD OF DIRECTORS AUDIT COMMITTEE

     In accordance with its written charter, which was approved in its current form by the Board of Directors on June 22, 2000, the Audit Committee assists the Board in oversight of the quality and integrity of the accounting, auditing, and the financial reporting practices of ACMAT.

     The Audit Committee consists of three independent members (as independence is defined by the rules of the Nasdaq Stock Exchange). Upon election to the Board of Directors, Mr. Andrew M. Sullivan will become a member and Chairman of the Audit Committee.

     In performing its oversight functions, the Audit Committee reviewed and discussed the audited consolidated financial statements of ACMAT as of and for the year ended December 31, 2002 with management and ACMAT's independent accountants. The Audit Committee also discussed with ACMAT's independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and ACMAT that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees." The Audit Committee discussed with the auditors any relationships that may have an impact on their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also considered whether the provision of information technology services and other non-audit services by KPMG LLP, ACMAT's principal independent accountants, to ACMAT is compatible with maintaining KPMG's independence.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that ACMAT's audited consolidated financial statements be included in ACMAT's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

        THE AUDIT COMMITTEE:

           John C. Creasy
           Arthur R. Moore

                         ACMAT STOCK PERFORMANCE GRAPH

     The following chart compares the value of $100 invested on January 1, 1998 in the Company's Common Stock and Class A Stock and the NASDAQ Stock Market Index (U.S. Companies only) and the Center for Research in Security Prices
(CRSP) Index for Special Trade Contractors. The NASDAQ Stock Market Index represents a broad market group in which the Company participates.
(ACMAT STOCK PERFORMANCE GRAPH)

                                                                                          NASDAQ STOCK          CRSP INDEX FOR
                                         ACMAT CORPORATION      ACMAT CORPORATION      MARKET INDEX (U.S.       SPECIAL TRADE
                                            COMMON STOCK          CLASS A STOCK            COMPANIES)            CONTRACTORS
                                         -----------------      -----------------      ------------------       --------------
1997                                           100.00                100.00                  100.00                100.00
1998                                           109.50                 89.70                  141.00                 42.30
1999                                            90.50                 42.60                  261.50                 90.20
2000                                            90.50                 41.90                  157.80                 20.90
2001                                            90.50                 44.70                  125.20                  8.60
2002                                            50.20                 52.90                   86.50                  7.60

          2.  RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of KPMG LLP served as the Company's independent auditors for the fiscal year ended December 31, 2002. The Board of Directors has selected the firm of KPMG LLP to continue in that capacity for 2003 and is submitting this matter to shareholders for their ratification. The Board of Directors recommends a vote FOR approval of the ratification of the appointment of KPMG LLP as the Company's independent auditors. Notwithstanding approval by the shareholders, the Board of Directors reserves the right to replace the independent auditors at any time upon the recommendation of the Audit Committee of the Board of Directors.

     The Company has been advised by KPMG LLP that no member of that firm has any direct financial interest or any material indirect financial interest in the Company and that it has never had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director or employee.

     Representatives of KPMG LLP will be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so. Such representatives will be available to respond to questions from the Company's stockholders regarding the Company's financial statements.

DISCLOSURE OF AUDITOR FEES

     The following is a description of the fees billed to ACMAT by KPMG LLP during the year ended December 31, 2002:

     Audit fees: Audit fees billed to ACMAT by KPMG LLP in connection with the review and audit of ACMAT's annual financial statements for the year ended December 31, 2002 and the review of ACMAT's interim financial statements included in ACMAT's Quarterly Reports on Form 10-Q during the year ended December 31, 2002 totaled approximately $155,757.

     Financial Information Systems Design and Implementation Fees: ACMAT did not engage KPMG LLP to provide advice to ACMAT regarding financial information systems design and implementation during the year ended December 31, 2002.

     All Other Fees: Fees billed to ACMAT by KPMG LLP during the year ended December 31, 2002 for all other non-audit services rendered to ACMAT (including tax related services) totaled $47,320.

                             SHAREHOLDER PROPOSALS

     Proposals of stockholders for the 2004 Annual Meeting must be received by the Company at its offices addressed to its Secretary no later than April 1, 2004 to be considered for inclusion in the proxy statement and form of proxy relating to the 2004 Annual Meeting.

                                    GENERAL

     The cost of soliciting proxies will be borne by the Company. The only costs anticipated are those ordinarily incurred in connection with the preparation and mailing of proxy material.

     In addition to solicitation by mail, proxies may be solicited personally or by telephone by certain directors, officers and regular employees of the Company in the ordinary course of the performance of their duties and without extra compensation for such work.

     The Board of Directors knows of no other matters which will be presented to the meeting, but if any other matters should properly come before the meeting, the persons named in the accompanying form of proxy will vote on such matters in accordance with their best judgment. The shares represented by all effective proxies received by management will be voted. Unless otherwise specified in the proxy forms which are returned to management, such proxies will be voted as follows: (1) "FOR" the election, as directors, of the six nominees of the Board of Directors which are set forth under the heading "Election of Directors"; and (2) "FOR" the ratification of the selection of KPMG LLP as auditors.

                                          By order of the Board of Directors

                                          /s/ Robert H. Frazer

                                          ROBERT H. FRAZER, Esquire
                                          Secretary

May 2, 2003

                           -- FOLD AND DETACH HERE --
--------------------------------------------------------------------------------




                        ANNUAL MEETING OF SHAREHOLDERS OF

                               ACMAT CORPORATION
                                  CLASS A STOCK
                                  JUNE 26, 2003


                           Please date, sign and mail
                               your proxy card in
                         the envelope provided as soon
                                  as possible.

                Please detach and mail in the envelope provided.


--------------------------------------------------------------------------------
                           -- FOLD AND DETACH HERE --

A  [X]  PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                       OF DIRECTORS AND "FOR" PROPOSAL 2.

                  FOR     WITHHELD

1. Election of    [ ]        [ ]         NOMINEES:  Henry W. Nozko, Jr.,
   Directors                                        Henry W. Nozko III,
                                                    Victoria C. Nozko,
                                                    John C. Creasy,
                                                    Arthur R. Moore,
                                                    Andrew M. Sullivan

   For all, except vote withheld from the following nominee(s):

   --------------------------------------------------------------

                                            FOR        AGAINST     ABSTAIN
2. Proposal to ratify the appointment       [ ]          [ ]         [ ]
   of KPMG LLP as auditors of the
   Corporation.

3. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED
ENVELOPE.


To change the address on your account, please check the box at right and     [ ]
indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

SIGNATURE(S) _____________________________________________ DATE ________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full company name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                  CLASS A STOCK

                                ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           Proxy for the Annual Meeting of Shareholders June 26, 2003

      The undersigned hereby appoints Henry W. Nozko, Jr. and Henry W. Nozko III., as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of CLASS A Stock of ACMAT Corporation held of record by the undersigned on April 25, 2003, at the Annual Meeting of Shareholders to be held on June 26, 2003, or any adjournment thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                           -- FOLD AND DETACH HERE --
--------------------------------------------------------------------------------




                        ANNUAL MEETING OF SHAREHOLDERS OF

                               ACMAT CORPORATION
                                  COMMON STOCK
                                  JUNE 26, 2003


                           Please date, sign and mail
                               your proxy card in
                         the envelope provided as soon
                                  as possible.

                Please detach and mail in the envelope provided.


--------------------------------------------------------------------------------
                           -- FOLD AND DETACH HERE --

A  [X]  PLEASE MARK YOUR
        VOTES AS IN THIS
        EXAMPLE

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION
                       OF DIRECTORS AND "FOR" PROPOSAL 2.

                  FOR     WITHHELD

1. Election of    [ ]        [ ]         NOMINEES:  Henry W. Nozko, Jr.,
   Directors                                        Henry W. Nozko III,
                                                    Victoria C. Nozko,
                                                    John C. Creasy,
                                                    Arthur R. Moore,
                                                    Andrew M. Sullivan

   For all, except vote withheld from the following nominee(s):

   --------------------------------------------------------------

                                            FOR        AGAINST     ABSTAIN
2. Proposal to ratify the appointment       [ ]          [ ]         [ ]
   of KPMG LLP as auditors of the
   Corporation.

3. In their discretion, the proxies are authorized to vote upon other business as may properly come before the meeting.

THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

PLEASE MARK, SIGN AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED
ENVELOPE.


To change the address on your account, please check the box at right and     [ ]
indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

SIGNATURE(S) _____________________________________________ DATE ________________

Note: This proxy must be signed exactly as the name appears hereon. When shares are held jointly each holder should sign. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If the signer is a corporation, please sign full company name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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                                  COMMON STOCK

                                ACMAT CORPORATION

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           Proxy for the Annual Meeting of Shareholders June 26, 2003

      The undersigned hereby appoints Henry W. Nozko, Jr. and Henry W. Nozko III., as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all the shares of Common Stock of ACMAT Corporation held of record by the undersigned on April 25, 2003, at the Annual Meeting of Shareholders to be held on June 26, 2003, or any adjournment thereof.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)